SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                NOVEMBER 30, 1998

           Structured Asset Mortgage Investments Inc. (as Seller under a Pooling and Servicing Agreement dated as of November 1,
               1998 providing for the issuance by Structured Asset
                Mortgage Investment Trust 1998-10 of its Mortgage
                   Pass-Through Certificates, Series 1998-10)

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
               (Exact name of registrant as specified in charter)

DELAWARE                      333-51279                        13-3633241
(State or other              (Commission                      (IRS Employer
jurisdiction of              File Number)                   Identification No.)
incorporation)


                    245 PARK AVENUE, NEW YORK, NEW YORK 10167
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000

                      _________________N/A_________________
          (Former name or former address, if changed since last report)
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (c)  Exhibits

         EXHIBIT NO.

         1.1 Terms Agreement dated as of November 19, 1998 between the Registrant and Bear, Stearns & Co. Inc.

         4.1   Pooling and Servicing Agreement dated as of
               November 1, 1998 among the  Registrant, Liberty
               Lending Services, Inc. and Bankers Trust Company
               of California,  N.A.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                 (Registrant)


Date: November 30, 1998        By: /S/ JOSEPH T. JURKOWSKI, JR.
                                       ------------------------
                                   Name: Joseph T. Jurkowski, Jr.
                                   Title:  Vice President
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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

         1.1 Terms Agreement dated as of November 19, 1998 between the Registrant and Bear, Stearns & Co. Inc.

         4.1 Pooling and Servicing Agreement dated as of November 1, 1998 among the Registrant, Liberty Lending Services, Inc. and Bankers Trust Company of California, N.A.
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